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                                                                   EXHIBIT 99.01


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, John C. Goff, the Chief Executive Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Chief Executive Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the registrants' Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date:    May 14, 2003                              /s/ John C. Goff
                                                   -----------------------------
                                                   John C. Goff
                                                   Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and will be retained by Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and furnished to the Securities and Exchange Commission or its staff upon request.


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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jerry R. Crenshaw, Jr., the Executive Vice President and Chief Financial and Accounting Officer of Crescent Real Estate Equities Ltd., the general partner of Crescent Real Estate Equities Limited Partnership, and the Executive Vice President and Chief Financial and Accounting Officer of Crescent Finance Company, has executed this certification in connection with the filing with the Securities and Exchange Commission of the registrants' Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrants.

Date:    May 14, 2003                        /s/ Jerry R. Crenshaw, Jr.
                                             -----------------------------------
                                             Jerry R. Crenshaw, Jr.
                                             Executive Vice President and Chief
                                             Financial and Accounting Officer


         A signed original of this written statement required by Section 906 has been provided to Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and will be retained by Crescent Real Estate Equities Limited Partnership and Crescent Finance Company and furnished to the Securities and Exchange Commission or its staff upon request.